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                                                                    EXHIBIT 23.1


CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the use in this Registration Statement on Form SB-2 Amendment No. Two, of our report dated March 31, 2004, relating to the financial statements of Chemokine Therapeutics Corp., and to the reference to our Firm under the caption "Experts" in this Registration Statement.


/s/ M.D. Sassi Company

San Francisco, California
November 26, 2004